UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.14a-12

                              Gilman + Ciocia, Inc.
--------------------------------------------------------------------------------
              (Name of the Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
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

                                   (G+C LOGO)
                                11 Raymond Avenue
                          Poughkeepsie, New York 12603

To Our Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Gilman + Ciocia, Inc. The meeting will be held on July 20, 2007, at the offices of Blank Rome LLP, the Chrysler Building, 405 Lexington Avenue, 24th Floor, New York, New York 10174, beginning at 10:30 a.m., local time. To be admitted to the Chrysler Building, please present valid picture identification.

The purpose of the meeting is to act on the matters listed in the attached Notice and discussed in the accompanying Proxy Statement.

Your vote is important. You can ensure that your shares are voted at the meeting by completing, signing and returning the enclosed proxy card.

Thank you for your interest in the affairs of the Company.

                                         Cordially,


                                         /s/ Michael P. Ryan

                                         Michael P. Ryan, Chef Executive Officer

Poughkeepsie, New York
_____________, 2007

                                   (G+C LOGO)
                                11 Raymond Avenue
                          Poughkeepsie, New York 12603

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PLACE: Offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York,
       New York 10174

DATE AND TIME: July 20, 2007 at 10:30 a.m., local time

ITEMS OF BUSINESS:

      1. To elect one Class A director, two Class B directors and two Class C directors;

      2. To consider and vote upon a proposal to authorize the Company to engage in a financing transaction described in the accompanying Proxy Statement;

      3. To consider and vote upon a proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 20,000,000 to 500,000,000;

      4.    To approve the Company's 2007 Stock Incentive Plan;

      5. To ratify the appointment of Sherb & Co., LLP as the Company's independent auditors for the fiscal year ending June 30, 2007; and

      6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

WHO MAY ATTEND: Attendance is not limited to Gilman + Ciocia stockholders or their representatives, however, to be admitted to the meeting, please present valid picture identification.

WHO MAY VOTE: You may vote if you were a stockholder of record of Gilman + Ciocia's common stock at the close of business on June 13, 2007, or if you hold a proxy from a stockholder of record. Proof of ownership is required.

PROXY VOTING: Your vote is important. Please mark, sign, date and return the enclosed proxy card in the postage-paid envelope.

                                             By Order of the Board of Directors,


                                             /s/ James C. Ciocia

                                             James C. Ciocia
                                             Chairman of the Board

Poughkeepsie, New York
______________, 2007

                                PRELIMINARY COPY

                                 PROXY STATEMENT

                              GILMAN + CIOCIA, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD July 20, 2007

WHAT IS THE PURPOSE OF THIS PROXY STATEMENT?

This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of Gilman + Ciocia, Inc. (the "Company"). The proxies will be voted at the Company's Annual Meeting of Stockholders (the "Meeting") and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The Meeting will be held on July 20, 2007, at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, New York 10174, beginning at 10:30 a.m., local time. The Company's proxy statement and proxy card are being mailed to stockholders beginning on or about [..........], 2007.

WHEN IS THE RECORD DATE FOR THE MEETING? WHO IS ELIGIBLE TO VOTE?

June 13, 2007 is the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting. On the Record Date, [9,600,591] shares of the Company's common stock $0.01 par value per share ("Common Stock") were outstanding. The Common Stock is the only class of securities entitled to vote at the Meeting.

Each outstanding share of Common Stock entitles its holder to one vote. Holders of the Common Stock will vote together as a single class on all matters presented at the Meeting.

WHAT IS THE QUORUM FOR THE MEETING?

A quorum is present if the holders of at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Meeting. No business may be conducted at the Meeting if a quorum is not present. Abstentions from voting and "broker non-votes," described below, will be counted in determining whether a quorum is present.


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

HOW MANY VOTES ARE NEEDED TO ACT ON PROPOSALS AT THE MEETING?

The election of the Company's directors requires the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum is present. Therefore, the nominees receiving the greatest number of votes cast at the Meeting will be elected as directors of the Company. Broker non-votes and abstentions will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present, is necessary to approve: (i) the proposed financing transaction described in Proposal 2 (the "Proposed Financing"); (ii) the Company's 2007 Stock Incentive Plan; and (iii) the ratification of the appointment of Sherb & Co., LLP. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to approve the proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 500,000,000.

An abstention from voting on any proposal described in the paragraph above has the same effect as a vote against that proposal. Broker non-votes, if any, will have no effect on the proposals described in Items (i) through (iii) above, but will have the same effect as a vote "against" the proposed amendment to the Certificate of Incorporation.

Pursuant to a voting agreement dated April 25, 2007, certain stockholders of the Company, including Michael P. Ryan, President, Chief Executive Officer and a director of the Company, Carol Enisman, Executive Vice President of Operations, Dennis Conroy, Chief Accounting Officer of the Company, Ted H. Finkelstein, Vice President and General Counsel of the Company and Prime Partners, Inc., a New York corporation of which Mr. Ryan is a director, an officer and significant shareholder ("Prime Partners"), whom in the aggregate are the beneficial owners of 2,044,119 shares of Common Stock of the Company representing approximately 21.3% of the shares entitled to vote on the Record Date, agreed to vote such shares in favor of Proposal 2 and the transactions contemplated by Proposal 2 and Proposal 3 (the Proposed Financing cannot be consummated unless Proposal 3 is also approved by the stockholders). See Proposal 2 "Voting Agreement".

Pursuant to a noteholder and stockholder agreement dated April 29, 2005, certain stockholders of the Company, including James Ciocia, Chairman of the Board of the Company, Dennis Conroy, Ted H. Finkelstein and Prime Partners, whom in the aggregate are the beneficial owners of 2,702,534 shares of Common Stock of the Company representing approximately 28.1% (which includes the 21.3% referred to in the paragraph above) of the shares entitled to vote on the Record Date, agreed to vote all such shares in favor of all matters recommended by a majority of the Board of Directors of the Company.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

The Board recommends that you vote:


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

(1) FOR the election of the directors nominated by the Board;

(2) FOR the Company to engage in the Proposed Financing;

(3) FOR the approval of the proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 500,000,000;

(4) FOR the approval of the Company's 2007 Stock Incentive Plan; and

(5) FOR the ratification of the appointment of Sherb & Co., LLP as the Company's independent auditors.

HOW MAY I VOTE SHARES REGISTERED IN MY NAME?

You may vote shares registered in your name in person at the Meeting or by submitting a proxy before the Meeting.

You may vote by signing, dating and returning the proxy card in the enclosed postage-paid envelope. Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a stockholder is a corporation or partnership, the proxy card should be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signer's full title and provide a certificate or other proof of appointment.

HOW ARE PROXIES VOTED?

All properly submitted proxies will be voted at the Meeting according to the instructions given in the proxy. The Company's officers designated to vote the proxies returned pursuant to this solicitation are Ted H. Finkelstein, Vice President and General Counsel, Katherine Travis, Secretary and Dennis Conroy, Chief Accounting Officer.

WHAT IF A PROPERLY EXECUTED PROXY CARD IS RETURNED WITHOUT ANY VOTING INSTRUCTIONS?

If you are a stockholder of record and return an executed proxy card without voting instructions, your shares will be voted:

(1) FOR the election of the directors nominated by the Board;

(2) FOR the Company to engage in the Proposed Financing;

(3) FOR the approval of the proposed amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 500,000,000;

(4) FOR the approval of the Company's 2007 Stock Incentive Plan; and


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

(5) FOR the ratification of the appointment of Sherb & Co., LLP as the Company's independent auditors.

IF I SUBMIT A PROXY, MAY I STILL VOTE MY SHARES AT THE MEETING?

Submitting a proxy will not limit your right to vote at the Meeting if you decide to attend the Meeting and vote in person.

MAY I REVOKE A PROXY?

You may revoke your proxy prior to the Meeting (1) by providing written notice to the Company's Vice President and General Counsel, Ted H. Finkelstein, at Gilman + Ciocia, Inc., 11 Raymond Avenue, Poughkeepsie, New York 12603, or (2) by submitting a later-dated proxy by mail. You may also revoke your proxy by attending the Meeting and voting in person. Attending the Meeting will not, by itself, revoke a proxy.

HOW DO I VOTE MY SHARES HELD IN "STREET NAME"?

If your shares are held in the name of a broker, bank or other record holder, please provide voting instructions to the stockholder of record. You may also obtain a proxy from the stockholder of record permitting you to vote in person at the Meeting.

IF I HOLD SHARES IN A BROKERAGE ACCOUNT AND DO NOT RETURN VOTING INSTRUCTIONS, WILL MY SHARES BE VOTED?

Brokerage firms may vote in their discretion on certain matters on behalf of clients who did not provide voting instructions prior to the Meeting. Generally, brokerage firms may vote on proposals to elect directors and on other routine matters. A "broker non-vote" occurs when brokers or other nominees have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote. The approval of the Proposed Financing and the 2007 Stock Incentive Plan are not considered routine. This means that, if your shares are held in a brokerage account and you do not return voting instructions to your broker by the broker's deadline, your shares may not be voted except on the proposals to elect directors and to amend the Certificate of Incorporation. "Broker non-votes" will not be considered in determining the number of votes cast in connection with non-routine matters.

WHAT IF OTHER BUSINESS IS PRESENTED AT THE MEETING?

The Company has not received proper notice, and is not presently aware of any business to be transacted at the Meeting other than as described in this proxy statement. If any other item or proposal properly comes before the Meeting (including, but not limited to, a proposal to adjourn the Meeting in order to solicit votes in favor of any proposal contained in this proxy statement), the proxies received will be voted in accordance with the discretion of the directors designated to vote the proxies.


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

WHO WILL COUNT THE VOTE?

It is expected that an executive of the Company will tabulate the votes and act as inspector of the election.

HOW MAY I COMMUNICATE WITH THE BOARD OF DIRECTORS?

You may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Gilman + Ciocia, Inc., c/o Ted H. Finkelstein, Vice President and General Counsel, 11 Raymond Avenue, Poughkeepsie, New York 12603. You should identify your communication as being from a Gilman + Ciocia stockholder. The Corporate Secretary may require reasonable evidence that your communication or other submission is made by a Gilman + Ciocia stockholder before transmitting your communication to the Board of Directors.

                                   PROPOSAL 1

                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Company's Certificate of Incorporation provides that the Company's Board of Directors is divided into three classes (Class A, Class B and Class C) with overlapping three-year terms. Because the stockholders have not elected any of the directors to serve the current terms of their class, the Board has nominated for stockholder approval one Class A director to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2008, two Class B directors to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2009 and two Class C directors to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2010 and, in each case, until his or her successor has been duly elected and qualified.

The Board has previously passed a resolution whereby, effective as of this Meeting, the number of directors shall be reduced from seven to five. Pursuant to the terms of the Proposed Financing, subsequent to the closing of the Proposed Financing, the Company shall increase the number of directors from five to seven and appoint two directors designated by the Investors (defined in Proposal 2) on terms set forth in a shareholder agreement, one of whom shall be appointed to the Audit Committee. The Investors have indicated that they will designate Nelson Obus and Frederick Wasserman (the "Investor Designees"). See Proposal 2 "Shareholder Agreement".

The stockholders are being asked to elect five directors at the Meeting. The stockholders are being asked to elect Mr. Cohen as a Class A director to serve until the Annual Meeting of Stockholders to be held in 2008 and Messrs. Ciocia and Ryan as Class B directors to serve until the Annual Meeting of Stockholders to be held in 2009 and Messrs. Levy and Page as Class C directors to serve until the Annual Meeting of Stockholders to be held in 2010, in each case until a successor is elected and qualified or until his or her earlier death, resignation or removal. The full Board nominated the nominees. Mr. Levy was originally recommended as a director by Carl Vogt who was at the time an outside auditor of the Company. Mr. Page was recommended by Mr. Ryan, a management


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

director and owner of Common Stock of the Company. The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. Ms. Kathryn Travis and Mr. Steven Gilbert, current directors of the Company, are not standing for re-election at the Meeting.

CLASS A (term expires in 2008)

EDWARD H. COHEN, 68 - Mr. Cohen has been a director of the Company since August 2002. Mr. Cohen has been Counsel to the international law firm of Katten Muchin Rosenman LLP since February 2002, and was prior thereto a partner in its predecessor firms (with which he was affiliated since 1963). Mr. Cohen is a director of Phillips-Van Heusen Corporation, a manufacturer and marketer of apparel and footwear, Franklin Electronic Publishers, Incorporated, an electronic publishing company, Levcor International, Inc., a marketer of craft items to mass merchants, and Merrimac Industries, Inc., a manufacturer of RF Microwave signal processing components and subsystem assemblies for industry, government and science.

CLASS B (term expires in 2009)

JAMES CIOCIA, 51 - Mr. Ciocia, the Chairman of the Board, is a principal founder of the Company having opened the Company's first tax preparation office in 1981. In addition to serving the Company as its Chief Executive Officer until November 6, 2000, since April 8, 1999, Mr. Ciocia has been a registered representative of the Company's subsidiary, Prime Capital Services, Inc., a registered securities brokerage firm ("PCS"). Mr. Ciocia holds a B.S. in Accounting from St. John's University.

MICHAEL RYAN, 49 - Mr. Ryan has served as the Company's President and Chief Executive Officer since August 2002 and as a director of the Company since 1999. Mr. Ryan co-founded PCS and has served as its President since its founding in 1987. Mr. Ryan is a founding member and past President of the Mid-Hudson Chapter of the International Association for Financial Planning. Mr. Ryan is a Registered Principal with the National Association of Securities Dealers, Inc. ("NASD") and serves on the Independent Firms Committee of the Securities Industry Association. Mr. Ryan holds a B.S. in Finance from Syracuse University. Mr. Ryan was first elected as a director of the Company in 1999. Mr. Ryan is married to Carole Enisman, the Executive Vice President of Operations of the Company.

CLASS C (term expires in 2010)

JOHN F. LEVY, 51 - Mr. Levy has been a director of the Company since October 2006. Since May 2005, Mr. Levy has served as the Chief Executive Officer of Board Advisory Services, a consulting firm which advises public companies in the areas of corporate governance, corporate compliance, financial reporting and financial strategies. From November 1997 to August 2004, Mr. Levy served as chief financial officer of MediaBay, Inc., a NASDAQ company and leading provider


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

of premium spoken word audio content. While at MediaBay, he also served for a period as its Vice Chairman. Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath and Grant Thornton. Mr. Levy is a director and Chairman of the Audit Committee of Take-Two Interactive Software, Inc., a publicly traded company that develops, markets, distributes and publishes interactive entertainment software games. Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University in Philadelphia.

ALLAN R. PAGE, 60 - Mr. Page has been a director of the Company since October 2006. Mr. Page is the principal of A. Page & Associates LLC, an international consulting firm he founded in 2002 that is engaged in project development and advisory work in the energy market sector. Mr. Page is also Chairman and cofounder of The Hudson Renewable Energy Institute, Inc. a not for profit corporation promoting market applications for the public use of renewable energy. Prior to founding A. Page & Associates, Mr. Page spent more than thirty years with the CH Energy Group Inc., holding a variety of positions including President. Mr. Page started his employment as a distribution engineer at Central Hudson Gas and Electric, the principal subsidiary of the CH Energy Group and was the executive responsible for the development of a family of competitive business units for CH Energy Group. The competitive businesses included an electric generation company, an energy services company, and fuel oil companies operating along the eastern sea board. Mr. Page holds B.S. degrees in physics, civil engineering and electrical engineering and a masters degree in industrial administration, all from Union College.

Director Independence

Although its securities are traded over-the-counter on what is known as the "Grey Market" and are not traded on Nasdaq or any other national securities exchange and are therefore not subject to the rules and regulations of Nasdaq, the Board has determined that Edward H. Cohen, Allan R. Page and John F. Levy would meet the requirements to be an "independent director" under applicable Nasdaq rules. In making determinations regarding a director's independence, the Board considers all relevant facts and circumstances, including the director's commercial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time.

Board Meetings

During the fiscal year ended June 30, 2006, the Board of Directors held seven
(7) meetings, six (6) of which were by teleconference. In addition, the Board took action one (1) time by unanimous written consent in lieu of a meeting. During 2006, each of the Company's directors attended at least seventy-five percent of the number of meetings of the Board of Directors.


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

Board Committees

The Company does not have standing compensation or nominating committees of the Board. Rather, the entire Board undertakes the duties of compensation and nominating committees. The Board believes it is appropriate not to have a compensation or nominating committee because the Company's securities are not listed on any national securities exchange and the Company is not required to have a compensation or nominating committee.

The Board established a standing Audit Committee in October 2006. The members of the Audit Committee are John F. Levy (Chairman) and Allan R. Page. The Board has determined Mr. Levy to be an "audit Committee financial expert" as defined in
Item 407 of Regulation S-K. Since its formation, the Audit Committee has held three meetings. The Audit Committee's charter provides that the purpose of the Audit Committee is to represent and assist the Board in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit A.

The Board established a non-standing Finance Committee in October 2006. The members of the Finance Committee are John F. Levy (Chairman) and Allan R. Page. The purpose of the Finance Committee is to review the Company's financial structure and other ancillary matters and to provide advice and guidance to the Board regarding such matters. The Finance Committee has reviewed and recommended to the Board that it approve the Proposed Financing. See Proposal 2.

Compensation Committee Interlocks And Insider Participation

As noted above, the Board of Directors does not have a compensation committee. The entire Board currently undertakes the duties of a compensation committee. Mr. Ryan, the President and Chief Executive Officer of the Company, and a director, participated in deliberations of the Board concerning executive officer compensation other than with respect to the compensation for himself. Pursuant to the terms of the Proposed Financing, the Company will be establishing and maintaining a compensation committee which shall be comprised of three independent members of the Board, one of whom shall be one of the Investor Designees, Nelson Obus or Frederick Wasserman. See Proposal 2 "Shareholder Agreement". Mr. Ryan and the Company have agreed to enter into an employment agreement reasonably satisfactory to the Board and the Investors (as defined in Proposal 2 under the section entitled "Purchase Agreement").

                       CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates must submit their recommendations in writing to Ted H. Finkelstein, Vice President and General Counsel, Gilman + Ciocia, Inc., 11 Raymond Avenue, Poughkeepsie, New York 12603.


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

The Board will consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for the Board to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates initially recommended by the Board receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered. The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Board.

                    DEADLINE FOR SUBMITTING BOARD NOMINATIONS

A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2008 is required to give written notice containing the required information specified above so that it is received by the Company no later than ____________, 2008.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2008 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2007, a stockholder must submit any such nomination to the Company no later than the close of business on the sixtieth day prior to the date of the 2008 Annual Meeting.

                               EXECUTIVE OFFICERS

All officers serve at the discretion of the Company's Board of Directors. The Board of Directors elects the Company's officers on an annual basis and its officers serve until their successors are duly elected and qualified.


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

In addition to Mr. Ryan, the other executive officers of the Company, their positions with the Company and certain other information with respect to these officers, as of the Record Date, are set forth below:

      Name                    Age                       Position
------------------            ---         --------------------------------------
Carole Enisman                48          Executive Vice President of Operations

Ted H. Finkelstein            53          Vice President and General Counsel

Kathryn Travis                59          Secretary

Dennis Conroy                 35          Chief Accounting Officer

Karen Fisher                  41          Controller and Treasurer

CAROLE ENISMAN, EXECUTIVE VICE PRESIDENT OF OPERATIONS, 48 - Ms. Enisman was appointed the Executive Vice President of Operations of the Company in November 2004. Ms. Enisman began her career with the Company in 1990 as a Financial Planner. She served as Director of Operations and then Senior Vice President of Operations of PCS from 1994-1999. Ms. Enisman has been the Chief Operating Officer of PCS since April 1999. Ms. Enisman graduated from the University of Miami (Florida) with degrees in Economics and Political Science.

TED H. FINKELSTEIN, VICE PRESIDENT AND GENERAL COUNSEL, 53 - Mr. Finkelstein has been Vice President and General Counsel of the Company since February 2007. He was Associate General Counsel of the Company from October 11, 2004 to February 1, 2007. Mr. Finkelstein was Vice President and General Counsel of the Company from June 1, 2001 to October 11, 2004. Mr. Finkelstein has a Bachelor of Science degree in Accounting. He is a Cum Laude graduate of Union University, Albany Law School and also has a Master of Laws in Taxation from New York University Law School. Mr. Finkelstein has over 25 years of varied legal experience including acting as outside counsel for PCS for over 15 years.

KATHRYN TRAVIS, SECRETARY AND DIRECTOR, 59 - Ms. Travis began her career with the Company in 1986 as an accountant and has served as Secretary and a director since November 1989. Ms. Travis currently supervises all tax preparation personnel and she is a registered representative of PCS. Ms. Travis holds a B.A. in Mathematics from the College of New Rochelle.

DENNIS CONROY, CHIEF ACCOUNTING OFFICER, 35 - Mr. Conroy began his career with the Company in 1998 as an accountant for its subsidiary, Prime Financial Services, Inc. He was appointed as the Company's Chief Accounting Officer effective January 6, 2004. He has a Bachelor of Science degree in Accounting. He is a registered Financial and Operations Principle with the NASD.

KAREN FISHER, CONTROLLER AND TREASURER, 41 - Ms. Fisher has been the Controller of the Company since March 2005 and was appointed Treasurer on May 25, 2007. Ms. Fisher is a Certified Public Accountant and holds a B.S. in Accounting from Arizona State University and an A.A.S. in Computer Information Systems from Dutchess Community College. Prior to joining the Company, Ms. Fisher was employed by Thomson Financial as Director of Financial Reporting and Accounting from March 2002 until March 2005 and the New York Times Company as Manager of Financial Reporting from July 1998 until July 2001. Ms. Fisher has over eight years of experience in public reporting and accounting. Prior to returning to New York, Ms. Fisher was the Assistant Controller for an engineering firm in Phoenix, AZ, where she was employed for over nine years.

                             EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the compensation of the Company's Chief Executive Officer, and the three other most highly compensated executive officers who served during the fiscal year ended June 30, 2006 (collectively, the "Named Executive Officers") and information with respect to compensation earned by the Named Executive Officers during the last three fiscal years:

Summary Compensation Table

                                                     Fiscal                                         Other Annual        All Other
                                                      Year          Salary            Bonus         Compensation      Compensation
                                                     ------        --------        -----------      ------------      ------------
Michael Ryan, Chief Executive                         2006         $299,078        $ 82,305(3)          $--             $26,807(1)
Officer and Director                                  2005         $279,789        $ 68,166(3)          $--             $31,117(1)
                                                      2004          291,077          19,759(3)          $--              29,869

Carole Enisman, Executive Vice                        2006         $211,846        $  8,207(3)          $--             $13,631(2)
President of Operations (4)                           2005         $201,882        $  4,313(3)          $--             $13,731(2)
                                                      2004          208,892          19,816(3)          $--              15,283(2)

Kathryn Travis, Vice President                        2005         $204,000        $     --             $--             $ 8,400(2)
and Director
                                                      2005         $204,000        $     --             $--             $ 8,400(2)
                                                      2004          204,000              --              --               8,658(2)

Dennis Conroy, Chief Accounting                       2006         $122,308        $     --             $--             $    --
Officer                                               2005         $126,154        $  1,923             $--             $    --
                                                      2004          113,846              --              --                  --

      (1)   Auto expense and club membership
      (2)   Auto expense
      (3)   Compensation earned in prior years
      (4) Ms. Enisman was appointed Executive Vice President of Operations on November 15, 2004

Option Grants

The Company did not grant any options to purchase shares of Common Stock to the Named Executive Officers during fiscal 2006.

Aggregated Option Exercises in the Last Fiscal Year and 2006 Year-End Option Values

The following table sets forth for each of the Named Executive Officers (i) the number of options exercised during fiscal 2006, (ii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at June 30, 2006, and (iii) the value of those options that were in-the-money on June 30, 2006, based on the difference between the closing price of Common Stock on June 30, 2006 and the exercise price of the options on that date.

                                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                         UNDERLYING UNEXERCISED            IN-THE-MONEY STOCK
                                                                            STOCK OPTIONS AT                   OPTIONS AT
                                         Shares                              JUNE 30, 2006                    JUNE 30, 2006
                                       Acquired on       Value        ----------------------------    ----------------------------
Name                                    Exercise       Realized       Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------------      -----------     --------       -----------    -------------    -----------    -------------
Michael Ryan, President and Chief          --             $--           250,000           --              $--             $--
Executive Officer and Director
Carole Enisman, Executive Vice             --             $--                --           --              $--             $--
President of Operations
Kathryn Travis, Secretary and              --             $--                --           --              $--             $--
Director
Dennis Conroy, Chief Accounting            --             $--                --           --              $--             $--
Officer

Employment Contracts with Executive Officers

Ted Finkelstein is the only executive who has an employment agreement with the Company. The Company entered into the agreement with Mr. Finkelstein on October 11, 2004 which provides for his employment as Associate General Counsel for a term commencing in October 2004 and expiring on October 11, 2007 at an annual base salary of $100,000. The agreement provides that Mr. Finkelstein shall work three days per week, for approximately nine hours per day. On February 1, 2007, Mr. Finkelstein was appointed the Company's Vice President and General Counsel on a full time basis at an annual base salary of $160,000 and his employment agreement dated October 11, 2004 for employment as Associate General Counsel was terminated. Mr. Finkelstein is entitled to participate fully in such employee stock option plans or employee stock purchase plans applicable to employees of the Company. Mr. Finkelstein is also entitled to customary benefits, including participation in employee benefit plans, health plans, and reasonable travel and entertainment expenses similar to those offered to other employees of the Company.

Director Compensation

Independent directors are paid $12,500 per year plus $500 per meeting attended (in person or telephonically). In addition, each independent director is entitled to receive either a five-year option with respect to 3,000 shares or 4,000 shares of restricted stock. Each member of the Audit Committee other than the Chairman is paid $2,500 per year for his service on the Audit Committee. The Chairman of the Audit Committee is paid $5,000 per year for his service as Chairman. Each member of the Finance Committee other than the Chairman is paid $2,500 per year for his service on the Finance Committee. The Chairman of the Finance Committee is paid $7,500 per year for his service as Chairman. On February 1, 2007, the Board authorized an additional $5,000 payment to Mr. Levy for his services as Chairman of the Finance Committee and authorized the payment of $5,000 to Mr. Page for his services as a member of the Finance Committee.

Legal Proceedings

On February 4, 2004, a class and derivative action was commenced against the Company in the Court of Chancery of the State of Delaware in and for New Castle County under Civil Action No. 188-N by Gary Kosseff, Plaintiff, against James Ciocia, Thomas Povinelli, Michael Ryan, Kathryn Travis, Seth A. Akabas, Louis P. Karol, Edward H. Cohen, Steven Gilbert and Doreen Biebusch, Defendants and Gilman & Ciocia, Inc., as a nominal defendant. Plaintiffs allege that the Company, the Board of Directors and the management, breached their fiduciary duty of loyalty in connection with the sale of forty seven offices to Pinnacle Taxx Advisors, LLC ("Pinnacle", an entity controlled by former executives of the Company). The action alleges that the Company's sale to Pinnacle was for inadequate consideration and without a fairness opinion by independent financial advisors, without independent legal advice and without a thorough evaluation and vote by an independent committee of the Board of Directors. Plaintiffs request a declaration that the Company, its Boards of Directors and its management breached their fiduciary duty and other duties to the plaintiff and to the other members of the purported class; a rescission of the sale agreement; unspecified monetary damages; and an award to the plaintiff of costs and disbursements, including reasonable legal, expert and accountants fees. The case was scheduled for trial on June 4, 2007, but the Company expects that the trial date will be adjourned as a result of ongoing settlement negotiations.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

5% Holders

The following tables set forth, as of the Record Date, (i) the holdings of the only persons known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, the only class of voting securities issued by the Company and (ii) the holdings of Common Stock of the Company's executive officers and directors. Except as indicated in the footnotes to this table and the table following and pursuant to applicable community property laws, the Company believes that the persons named in the table and the table following have sole voting and investment power with respect to all shares of Common Stock. For each individual or group included in the table and the table following, such person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or other rights to acquire securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised.

                                                    AMOUNT AND
                                                    NATURE OF
         NAME AND ADDRESS OF                        BENEFICIAL        PERCENTAGE
          BENEFICIAL OWNER                          OWNERSHIP          OF CLASS
--------------------------------------------------------------------------------
Michael P. Ryan
11 Raymond Avenue
Poughkeepsie, NY 12603                              2,511,643           26.2%(1)

Prime Partners, Inc.
11 Raymond Avenue
Poughkeepsie, NY 12603                              1,634,716           17.0%

Ralph Porpora
11 Raymond Avenue
Poughkeepsie, NY 12603                              1,634,716           17.0%(2)

Rappaport Gamma Limited Partners
Investment Trust
13907 Carrolwood Village Run
Tampa, FL 33624                                       560,000            5.8%

James Ciocia
35-50 Francis Lewis Blvd.  Suite 205
Flushing, NY 11358                                    593,316            6.2%(3)

Carole Enisman
11 Raymond Avenue
Poughkeepsie, NY 12603                              1,098,839           11.4%(4)

(1) 6,000 shares are beneficially owned by Mr. Ryan personally, 13,541 shares are beneficially owned by Mr. Ryan's wife, Carole Enisman (the Executive Vice President of Operations of the Company) of which Mr. Ryan disclaims beneficial ownership; 1,634,713 shares are beneficially owned by Prime Partners, Inc. of which Mr. Ryan is a shareholder, officer and director,; and includes 857,386 shares to which Mr. Ryan has shared voting power under a Noteholder and Stockholder Agreement dated April 29, 2005. The 1,634,713 shares include shares issued as interest on a promissory note (the "Purchasing Group Note") in the present principal balance of $750,000 between the Company and a group of Company management and employees (the "Purchasing Group"). The members of the Purchasing Group include Prime Partners, James Ciocia, the Chairman of the Company, Christopher Kelly, former General Counsel of the Company, Kathryn Travis, the Secretary and a director of the Company, Dennis Conroy, the Chief Accounting Officer of the Company, Ted Finkelstein, the present Vice President and General Counsel of the Company, and certain other Company employees.

(2) Includes 1,634,716 shares beneficially owned by Prime Partners. Mr. Porpora is a shareholder, officer and director of Prime Partners.

(3) 593,216 of such shares are held jointly with Tracy Ciocia, Mr. Ciocia's wife; 9,100 shares are held as custodian for Mr. Ciocia's sons.

(4) Includes 1,085,298 shares to which Ms. Enisman has shared voting power under the Purchasing Group Note.

Directors and Executive Officers

                                                    AMOUNT AND
                                                    NATURE OF
         NAME AND ADDRESS OF                        BENEFICIAL        PERCENTAGE
          BENEFICIAL OWNER                          OWNERSHIP          OF CLASS
--------------------------------------------------------------------------------

Michael P. Ryan
11 Raymond Avenue
Poughkeepsie, NY 12603                              2,511,643           26.2%(1)

Steven Gilbert
2420 Enterprise Road, Suite 100
Clearwarter, FL 33763                                 414,927            4.2%(2)

James Ciocia
35-50 Francis Lewis Blvd.  Suite 205
Flushing, NY 11358                                    593,316            6.2%(3)

Kathryn Travis
375 North Broadway, Suite 203
Jericho, NY 11753                                     227,246            2.4%

Carole Enisman
11 Raymond Avenue
Poughkeepsie, NY 12603                              1,098,839           11.4%(4)

Edward H. Cohen
C/O Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022                                      1,000             *

                                                    AMOUNT AND
                                                    NATURE OF
         NAME AND ADDRESS OF                        BENEFICIAL        PERCENTAGE
          BENEFICIAL OWNER                          OWNERSHIP          OF CLASS
--------------------------------------------------------------------------------

John Levy                                                  --            **
11 Raymond Avenue
Poughkeepsie, NY 12603

Allan Page                                                 --            **
11 Raymond Avenue
Poughkeepsie, NY 12603

Karen Fisher                                               --            **
11 Raymond Avenue
Poughkeepsie, NY 12603

Ted Finkelstein
11 Raymond Avenue
Poughkeepsie, NY 12603                                333,498            3.5%(5)

Dennis Conroy
11 Raymond Avenue
Poughkeepsie, NY 12603                                 56,364            0.6%

10 Persons                                          3,436,508           35.8%

1) 6,000 shares are beneficially owned by Mr. Ryan personally, 13,541 shares are beneficially owned by Mr. Ryan's wife, Carole Enisman (the Executive Vice President of Operations of the Company) of which Mr. Ryan disclaims beneficial ownership; 1,634,713 shares are beneficially owned by Prime Partners, of which Mr. Ryan is a shareholder, officer and director,; and includes 857,386 shares to which Mr. Ryan has shared voting power under a Noteholder and Stockholder Agreement dated April 29, 2005. The 1,634,713 shares include shares issued as interest on the Purchasing Group Note in the present principal balance of $750,000 between the Company and the Purchasing Group. The members of the Purchasing Group include Prime Partners, James Ciocia, the Chairman of the Company, Christopher Kelly, former General Counsel of the Company, Kathryn Travis, the Secretary, Treasurer and a director of the Company, Dennis Conroy, the Chief Accounting Officer of the Company, Ted Finkelstein, the present Vice President and General Counsel of the Company, and certain other Company employees.

(2) Includes 30,000 shares held as custodian for Mr. Gilbert's sons; includes 100,000 shares, 75,000 shares, 70,000 shares, and 70,000 shares issuable upon exercise of options at $4.75, $13.75, $0.33, and $2.15, respectively, per share. Mr. Gilbert is a director of the Company who is not standing for re-election at the Meeting.

(3) 593,216 of such shares are held jointly with Tracy Ciocia, Mr. Ciocia's wife; 9,100 shares are held as custodian for Mr. Ciocia's sons.

(4) Includes 1,085,298 shares to which Ms. Enisman has shared voting power under the Purchasing Group Note.

(5) Includes 10,000 shares issuable upon the exercise of options at a price of $6.00.

(*) Less than 1%

(**) No ownership

Certain Relationships and Related Transactions

James Ciocia, the Company's Chairman of the Board and a financial planner for the Company, receives commissions based on a variable percentage of his own business production under which he received an aggregate of $469,444 in fiscal 2006 and an aggregate of $477,547 in fiscal 2007 to date.

Michael Ryan, the Company's Chief Executive Officer and President, is one of the general partners in a limited partnership called Prime Income Partners, L.P. which owned the building in Poughkeepsie, New York occupied by the home office of the Company. During fiscal 2006, the Company paid $390,024 to Prime Income Partners, L.P. for rent and related charges. Management believes the amounts charged to the Company for rent to be commensurate with the rental rate that would be charged by an independent third party. On July 1, 2006, Prime Income Partners, L.P. sold the building to a third party at which time the Company entered into new market rate leases for the office space for its executive headquarters with the new owner.

Mr. Ryan is a director, an officer and significant shareholder of Prime Partners. In fiscal 2006, Prime Partners extended short-term loans to the Company in the aggregate principal amount of $3.1 million for working capital purposes. The loans bear 10% interest per annum. As of June 30, 2006, the outstanding principal balance of these loans was $2.1 million. For the nine months ended March 31, 2007, Prime Partners provided additional short-term loans to the Company in the aggregate amount of $1.7 million for working capital purposes. These loans also bear interest at 10% per annum. As of March 31, 2007, the outstanding principal balance of all loans made to the Company by Prime Partners was $2.8 million. These loans are payable on June 30, 2007.

A trust, of which Ted H. Finkelstein, the Company's Vice President and General Counsel, is the trustee ("the Trust"), made a short-term loan to Prime Partners for $300,000 on July 18, 2006, which accrues interest at 10% per annum. On October 16, 2006, the Trust made an additional short-term loan to Prime Partners for $220,000, which accrues interest at 10% per annum. As of March 31, 2007, Prime Partners owed the Trust $520,000 in principal which was payable on April 15, 2007. The due date has been extended to June 30, 2007. As security for the $520,000 loans, Prime Partners gave the Trust a security interest in a note dated January 29, 2004 in the current principal amount of $640,885 related to the sale of two Company subsidiaries that the Company assigned to Prime Partners on May 22, 2006 and a security interest in the notes that the Company owes to Prime Partners which are payable on June 30, 2007.

In connection with the Proposed Financing, Prime Partners delivered a letter agreement relating to its agreement to purchase shares in the event that certain shares are not sold otherwise. See Proposal 2 "Placement Purchase Agreement".

                        REPORT ON EXECUTIVE COMPENSATION

The Board of Directors, in the absence of a Compensation Committee, is responsible, among other things, for reviewing and approving the compensation for the Chief Executive Officer and the other executive officers of the Company (collectively "executives"). The Board also reviews and approves various other compensation policies and programs of the Company, including long-term incentive programs and benefits.

The Company operates in a highly competitive and rapidly changing environment and its success is greatly dependent on its ability to recruit and retain key executive talent. The primary objective of the Company's executive compensation program is to enhance stockholder value through the attraction, motivation and retention of the executives who will contribute to the Company's success.

The Company's current compensation philosophy was developed subsequent to the change in senior management in September 2002 and encompasses the following fundamental principles:

      o     Executive compensation will be market competitive.

      o Compensation programs will be clear and performance-based compensation will be based on the outcome that the executive can affect.

      o Annual base salary will be benchmarked with a peer group of financial industry companies and competitive with executives in similar roles.

      o The Company's compensation program currently has one element, base salary. The Company expects to expand its compensation program to incorporate performance-based compensation including cash bonuses, stock options, and long-term incentives, once it has returned to profitability.

Chief Executive Officer Compensation

The Chief Executive Officer's base salary was determined by the Board in September 2002. In fiscal 2006, Mr. Ryan received $288,000 for his annual base salary and received payment on bonuses earned and accrued in prior fiscal years of $82,305. Additionally, Mr. Ryan received $11,078 as payment towards compensation earned and accrued in previous years. In fiscal 2005, Mr. Ryan received $279,789 of his $288,000 annual base salary and received payment on bonuses earned in past periods of $68,166. The remaining balance of $8,211 due Mr. Ryan for his 2005 annual base salary was paid in 2006.

                                                     Respectively submitted,

                                                     THE BOARD OF DIRECTORS
                                                     James C. Ciocia
                                                     Michael Ryan
                                                     Edward H. Cohen
                                                     Allan R. Page
                                                     John F. Levy
                                                     Kathryn Travis
                                                     Steven Gilbert

                             STOCK PERFORMANCE GRAPH

The following graph sets forth for the five year period ended June 30, 2006, the cumulative total stockholder return to the Company's stockholders, as well as the cumulative total return of the NASDAQ Market Index and the cumulative total return of a peer group consisting of H&R Block and Jackson Hewitt Tax Service. The performance graph assumes that $100 was invested at the market close on June 30, 2001.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG GILMAN & CIOCIA, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                          [PERFORMANCE CHART OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                                          FISCAL YEAR ENDING
                                   ----------------------------------------------------------------
COMPANY/INDEX/MARKET               6/29/2001  6/28/2002  6/30/2003  6/30/2004  6/30/2005  6/30/2006
Gilman & Ciocia, Inc.                 100.00      36.64       5.14      17.12      14.73       6.85
Customer Selected Stock List          100.00     145.16     138.33     155.04     194.38     169.55
NASDAQ Market Index                   100.00      67.83      75.43      95.93      95.82     101.99

                     ASSUMES $100 INVESTED ON JUNE 30, 2001
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 2006


                                   PROPOSAL 2

                TO AUTHORIZE THE COMPANY TO ENGAGE IN A FINANCING

The Board of Directors of the Company has unanimously adopted a resolution and submits to stockholders for approval, a proposal authorizing the Company to engage in the Proposed Financing as described more fully below.

Description of the Proposed Financing - General

The Company intends to raise $8,000,000 through the issuance and sale of 40,000,000 shares of Common Stock to the Investors (as defined below) and an additional 40,000,000 shares of Common Stock to certain other purchasers (the "Additional Purchasers") who may include officers, directors and employees of the Company. As a result of the Proposed Financing, each current stockholder's equity interests in the Company will be substantially diluted as described in "Dilution to Current Stockholders" below.

Reasons for the Proposed Financing

The Proposed Financing will enable the Company to reduce its outstanding debt and other liabilities by (i) the payment to MetLife Insurance Company of Connecticut ("MetLife") in the amount of $2,375,000 in full satisfaction of the Company's outstanding loan which has a current balance of principal and accrued interest totaling approximately $6,728,600 (the "MetLife Payoff Amount"), (ii) a principal payment and a fee in such amounts as are mutually agreeable with Wachovia Bank, National Association ("Wachovia"), the Company's senior lender, and (iii) the conversion of outstanding debt and other liabilities of the Company pursuant to the purchase of Common Stock by the Additional Purchasers. These combined actions will improve the Company's balance sheet by eliminating approximately $10,778,600 of the approximately $22,748,000 of aggregate indebtedness outstanding. In addition, the Company is in need of additional financing to fund its working capital requirements.

Investor Purchase Agreement

On April 25, 2007, the Company entered into an Investor Purchase Agreement (the "Purchase Agreement") with Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I and WebFinancial Corporation (the "Investors"). Pursuant to the Purchase Agreement, the Investors agreed to purchase from the Company 40,000,000 shares of Common Stock at a purchase price of $0.10 per share (the "Purchase"). Upon the execution of the Purchase Agreement, the aggregate purchase price of $4,000,000 was placed into an escrow account ("Escrow Account") pending the closing of the Purchase.

Prior to the Company executing the Purchase Agreement, the Finance Committee reviewed the terms and conditions of the Proposed Transaction and recommended that the Company proceed with the Proposed Transaction. The Finance Committee subsequently negotiated the final terms the transaction with the Purchasers on behalf of the Company.

The Purchase Agreement provides that the closing of the Purchase must take place on or prior to October 31, 2007 and is subject to a number of closing conditions including but not limited to (i) approval by the Company's stockholders of the Purchase Agreement and the transactions contemplated thereby including the purchase of an additional 40,000,000 shares of the Company's common stock pursuant to the Placement Purchase Agreement (defined below), (ii) stockholder approval of an increase in the authorized capital stock of the Company to 500,000,000 shares, (iii) approval of the Proposed Financing by Wachovia, (iv) the Company directing payment of $2,375,000 from the Escrow Account to MetLife,
(v) the Company, the Investors and the Additional Purchasers will have entered into a registration rights agreement (described below under "Registration Rights"), (vi) the Company, the Investors and the Additional Purchasers having entered into a shareholder agreement simultaneously with the closing (the "Shareholder Agreement") (described below under "Shareholder Agreement"), and
(vii) the Company having entered into an employment agreement with its Chief Executive Officer, Michael Ryan, on terms satisfactory to the Board and the Investors.

Placement Purchase Agreement

As a condition to closing the Purchase, the Company has agreed to enter into a purchase agreement (the "Placement Purchase Agreement") with the Additional Purchasers pursuant to which the Additional Purchasers will purchase an additional 40,000,000 shares of Common Stock at a purchase price of $0.10 per share payable in cash or upon the conversion of outstanding debt or other liabilities of the Company owed to the Additional Purchasers (the "Additional Purchase"). As an inducement to the Investors to enter into the Purchase Agreement, Prime Partners delivered a letter agreement relating to its agreement to purchase shares pursuant to the Placement Purchase Agreement. Michael Ryan, the Company's President and Chief Executive Officer is the President, a director and a significant shareholder of Prime Partners. The letter agreement requires Prime Partners to purchase up to an aggregate of 36,000,000 shares of Common Stock (through the conversion of debt or otherwise) in the event that the Additional Purchasers do not purchase an aggregate of 40,000,000 shares of Common Stock to be sold pursuant to the Placement Purchase Agreement. In addition, Prime Partners, Michael Ryan and Ralph Porpora (a principal stockholder of Prime Partners) waived any and all rights previously granted to them by the Company pursuant to a registration rights agreement dated April 5, 1999 as a material inducement for the Investors to enter into the Purchase Agreement.

Debt Conversion Agreement

At the closing of the Additional Purchase, certain of the Additional Purchasers will purchase shares of Common Stock either by payment in cash or through the conversion of debt owed to such Additional Purchaser by the Company pursuant to a debt conversion agreement (a "Debt Conversion Agreement") or by a combination of each. Each party to a Debt Conversion Agreement will agree to accept shares as cancellation of the Company's obligations in full satisfaction of the Company's obligation to pay the obligations.

Registration Rights

In connection with the Proposed Financing, the Company is required to enter into a registration rights agreement (the "Registration Rights Agreement") with the Investors and the Additional Purchasers whereby the Company will agree to register, at its expense, for resale by all such Investors and Additional Purchasers the shares of Common Stock beneficially owned by such Investors and Additional Purchasers (the "Registrable Shares"). The Company's obligations under the Registration Rights Agreement with respect to such registration are as follows:

Automatic Registration Statement. The Company will use its commercially reasonable efforts to file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Automatic Registration Statement") for such purposes as soon as is practicable following the closing of the Proposed Financing (but no later than the later of (x) forty-five (45) days after the closing and (y) thirty (30) days after the Company has filed its annual report on Form 10-K for the fiscal year ending June 30, 2007).

Demand Registration Statement. In the event that the Company is unable to register all of the Registrable Shares in the Automatic Registration Statement, on one occasion, upon the demand by holders of a majority of the then Registrable Shares, commencing six months after the Automatic Registration Statement is declared effective by the SEC, the Company will be required to use commercially reasonable efforts to file with the SEC a registration statement (the "Demand Registration Statement") relating to the offer and sale of such Registrable Shares by the holders and to keep the Demand Registration Statement continuously effective, other than during certain black out periods, in order to permit the prospectus forming part thereof to be usable by holders of Registrable Shares for a period of 365 days from the date that the Demand Registration Statement is declared effective by the SEC.

The Company is required to make pro rata payments to each Investor and Additional Purchaser if the Company fails to comply with the terms and conditions of the Registration Rights Agreement with respect to the Automatic Registration Statement or the Demand Registration Statement, as liquidated damages. Any such payments will not exceed the aggregate amount paid by such Investor or Additional Purchaser for their Registrable Shares, as the case may be, plus certain attorney fees.

Tag-Along Rights. If, at any time during the period commencing on the one year anniversary of the closing, the Company proposes to prepare and file a registration statement relating to the sale by the Company of Common Stock in an underwritten public offering, other than pursuant to SEC Form S-4, Form S-8 or a successor form the Investors and Additional Purchasers will have rights to include certain of their Registrable Shares in such registration statement subject to the underwriter's right to exclude the Registrable Shares under certain circumstances. In addition, the parties to the Registration Rights Agreement will have the right to an underwritten demand registration if (i) the Company has failed to file the reports required to be filed by it under the Securities Exchange Act of 1934, necessary to permit the holders to make sales of Common Stock under Rule 144 for a period of 60 or more consecutive trading days (the "Rule 144 Default Period") and (ii) during the Rule 144 Default Period the Company has not offered to purchase all of the Registrable Shares then held by the holders at a price per share equal to the average closing sales price of the Common Stock during the ten (10) trading days ending on the second trading day immediately preceding the date on which the Company makes a written offer to purchase, and (iii) the Registrable Shares are not covered by an effective registration statement.

Shareholder Agreement

Pursuant to the Investor Purchase Agreement and the Placement Purchase Agreement, the Investors and certain of the Additional Purchasers (the "Existing Shareholders") have agreed to enter into, on or prior to the closing, a shareholder agreement (the "Shareholder Agreement") which provides for certain arrangements relating to the Company and the Registrable Shares, including the appointment of two directors designated by the Investors and for the Board to consist of seven directors. Thereafter, during the term of the Shareholder Agreement, the Existing Shareholders have the right to nominate two directors and the Investors have the right to nominate two directors. The Investors and the Existing Shareholders will jointly nominate the remaining three directors and such directors are required to be "independent" pursuant to the NASD Marketplace Rules. The Investors have advised the Company that they intend to propose the following individuals as nominees:

NELSON OBUS, 60 - Mr. Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as a managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two private investment funds and Wynnefield Capital, Inc. manages one private investment fund, all three of which invest in small-cap value U.S. public equities. Mr. Obus also serves on the board of directors of Layne Christensen Company. In April 2006, the Securities and Exchange Commission filed a civil action alleging that Nelson Obus, the Wynnefield Capital Funds, and two other individuals, in June 2001 engaged in insider trading in the securities of SunSource, a public company that had been in the portfolio of the Wynnefield Capital Funds for years. Mr. Obus, the Wynnefield Capital Funds, and the other defendants emphatically deny the allegations and are vigorously contesting the case, which remains in the early stages of discovery.

FREDERICK WASSERMAN, 52 - Mr. Wasserman is currently a financial management consultant. Until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2001 to 2005. Mr. Wasserman held several positions, including Chief Financial Officer and President with Goebel of North America in 2001. Prior to Goebel, Mr. Wasserman held several positions, including Interim President and full-time Chief Financial Officer with Papel Giftware from 1995 to 2001. He has also served in senior executive and managerial roles at Chelsea Marketing and Sales and The Score Board, Inc. Mr. Wasserman spent the first 13 years of his career in the public accounting profession, serving at Most, Horowitz & Company; Coopers & Lybrand; and Richard A. Eisner & Company. Mr. Wasserman also serves as a director of Acme Communications, Inc., Allied Defense Group, Inc., and Teamstaff, Inc. Mr. Wasserman received a BS in Economics from The Wharton School of the University of Pennsylvania in 1976 where he majored in Accounting.

The Board intends to designate Mr. Wasserman as a Class A director and Mr. Obus as a Class C director.

In addition, the Investors and the Existing Shareholders will be subject to certain restrictions with respect to the transfer of the Registrable Shares. Furthermore, the Investors will be granted a right of first refusal, under certain circumstances, to purchase future securities which the Company may propose to issue and sell. The Shareholder Agreement terminates, among other reasons, if the Investors own of record less than 16,000,000 shares of Common Stock.

Voting Agreement

Simultaneously with the execution of the Purchase Agreement, the Investors and certain stockholders of the Company (the "Stockholders") entered into a voting agreement (the "Voting Agreement") whereby the Stockholders designated and appointed Ted Finkelstein, Vice President and General Counsel of the Company, as the true and lawful proxy and attorney-in-fact to vote each of their respective shares of Common Stock at any time during the period from April 25, 2007 through the earlier of (i) October 31, 2007 and (ii) approval by the stockholders of the Company of the proposals set forth in this Proxy, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise to (i) vote in favor of approval of the Purchase Agreement, the Shareholder Agreement, the Registration Rights Agreement and the transactions contemplated thereby, (ii) against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement, and (iii) in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock to 500,000,000.

Rights Offering

Subsequent to the Proposed Financing, the Company intends to conduct a rights offering of up to $2,000,000 aggregate amount of Common Stock, subject to increase with the consent of the Investors, to its stockholders to purchase up to ten (10) shares of Common Stock for each share of Common Stock held by such stockholder at a purchase price of $0.10 per share, provided that the amount of shares shall be reduced on a pro rata basis if the aggregate subscriptions exceed $2,000,000 (the "Rights Offering"). Each Investor and each Additional Purchaser has either waived or will waive any rights to participate in such Rights Offering. The Rights Offering will be made pursuant to a registration statement to be filed with the SEC and nothing in this Proxy Statement is intended to constitute an offer of such securities and any offer to sell such securities will only be made pursuant to a registration statement to be filed with the SEC.

Dilution to Current Stockholders

The Proposed Financing will result in the issuance of 80,000,000 shares of Common Stock representing approximately 89.3% of the aggregate of the issued and outstanding shares of Common Stock as of June 13, 2007. The interests of the Company's existing stockholders will be substantially diluted. In addition, the proposed Rights Offering will further dilute the interests of the Company's existing stockholders.

Use of Proceeds

At the closing, the Company will receive $4 million pursuant to the Investor Purchase Agreement as payment for its sale of 40,000,000 shares of Common Stock. Pursuant to the Escrow Agreement, a joint notification will direct the payment of the MetLife Payoff Amount directly from the Escrow Account to MetLife. In addition, the Company will receive up to $4 million of proceeds for the other shares of Common Stock sold pursuant to the Placement Purchase Agreement. To the extent shares of Common Stock are purchased through the conversion of debt, the Company will not receive any additional proceeds. The gross proceeds to the Company from the sale of the 80,000,000 shares of Common Stock will be reduced by approximately $200,000 for counsel fees and certain other expenses.

The Company intends to use the net proceeds of the Proposed Financing to:

      o     pay to MetLife the MetLife Payoff Amount;

      o make payments to Wachovia in a principal amount and a fee to be mutually agreed upon;

      o use any of the cash proceeds received from the sale of shares pursuant to the Placement Purchase Agreement to repay indebtedness or accrued and unpaid compensation to management and Company affiliates; and

      o pay the Company's legal fees and other expenses related to the Proposed Financing.

The Company will use the remaining funds for general working capital purposes.

Interest of Certain Persons in Matters To Be Acted Upon

Directors and Officers. Pursuant to the Placement Purchase Agreement, certain directors and officers will purchase shares upon the terms and conditions thereto as described above in the section entitled "Placement Purchase Agreement". In addition, the directors and officers who purchase such shares will be parties to the Registration Rights Agreement and the Shareholder Agreement each of which is described in the sections entitled "Registration Rights Agreement" and "Shareholder Agreement" above.

Michael Ryan, the Company's President and Chief Executive Officer and Director, Carol Enisman, Mr. Ryan's wife and the Executive Vice President of Operations of the Company, Ted H. Finkelstein, the Company's Vice President and General Counsel, Dennis Conroy, the Company's Chief Accounting Officer, and Prime Partners entered into the Voting Agreement as described above in the section entitled "Voting Agreement".

Prime Partners agreed to purchase shares pursuant to the Placement Purchase Agreement as described above in the section entitled "Placement Purchase Agreement".

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize the Company to engage in the Proposed Financing.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2 TO AUTHORIZE THE COMPANY TO ENGAGE IN THE PROPOSED FINANCING.

                                   PROPOSAL 3

                TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE
             COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE
                NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
                        20,000,000 TO 500,000,000 SHARES

The Board of Directors has unanimously adopted a resolution, and submits to stockholders for approval, the authorization for the Board, in its discretion, to amend the Certificate of Incorporation of the Company, substantially in the form of Exhibit B attached hereto, to provide for an increase in the authorized number of shares of Common Stock from 20,000,000 shares to 500,000,000 shares.

Authorized Shares

The authorized capital stock of the Company is 20,100,000 shares of which 20,000,000 shares are par value $0.01 per share common stock and 100,000 shares are par value $0.001 preferred stock. As of the Record Date, there were 9,600,591 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. 788,500 shares have been reserved for issuance upon exercise of outstanding options and no further shares will be granted under the Company's existing stock option and incentive stock plans. There are 75,000 shares reserved for issuance to the Purchasing Group under the terms of the Purchasing Group Note.

The holders of Common Stock currently possess all voting power and are entitled to one vote for each share held on all matters submitted to the stockholders for a vote. There are no cumulative voting rights or preemptive rights except such preemptive rights pursuant to a loan agreement between the Company and MetLife which rights will terminate upon the closing of the Proposed Financing.

Reasons for the Increase in Authorized Shares of Common Stock

The Board of Directors considers the Proposed Financing to be in the best of interest of the stockholders and the increase in authorized shares of Common Stock is necessary in order to issue the required number of shares to be delivered pursuant to the Proposed Financing. If this proposed amendment is not approved, the Proposed Financing will not occur. Moreover, the Company will need the additional shares to implement the proposed Rights Offering described in Proposal 2, under "Rights Offering."

In addition, the additional authorized but unissued shares of Common Stock will provide flexibility for potential acquisitions, capital raising and future capital requirements and for use in employee benefit plans. Moreover, the Company may seek to raise additional capital in the future through the issuance of equity securities, such as Common Stock or securities convertible into Common Stock. Although the Company continuously evaluates potential acquisition candidates, the Company does not, at this time, have any plans, commitments or understandings with respect to any acquisitions nor does it have any plans or commitments or understandings with respect to any equity financing other than the Proposed Financing. Approval by the stockholders of the increase in authorized shares of Common Stock at the Meeting will avoid the need to call and hold additional special meetings for this purpose, thereby enabling the Company to act quickly when potential acquisition or financing transactions arise.

Once authorized, the additional shares of Common Stock may be issued with approval of the Board of Directors but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. Accordingly, this solicitation may be the only opportunity for the Company stockholders to approve these financings, acquisitions, benefit plans and other corporate transactions.

This proposal could, under certain circumstances, have an anti-takeover effect. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The Company's Board of Directors is not aware of any attempt or plan to acquire control of the Company.

Recommendation

The Board of Directors believes that it is in the best interests of the Company that the stockholders authorize the Board of Directors, in their discretion, to amend the Company's Certificate of Incorporation to provide for an increase in the authorized number of shares of Common Stock of the Company from 20,000,000 to 500,000,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3 TO AUTHORIZE THE BOARD OF DIRECTORS, IN THEIR DISCRETION, TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY FROM 20,000,000 TO 500,000,000 SHARES.

                                   PROPOSAL 4

               APPROVAL OF THE COMPANY'S 2007 STOCK INCENTIVE PLAN

Subject to stockholder approval at the Meeting, the Board adopted the Gilman + Ciocia, Inc. 2007 Stock Incentive Plan (the "Stock Incentive Plan" or "2007 Plan") on May 25, 2007. The reason for seeking stock approval of Proposal 4 is to satisfy certain requirements of the Internal Revenue Code of 1986 (the "Code"), related to Incentive Stock Options, as defined below.

By approving the 2007 Stock Incentive Plan, stockholders are also approving the material terms of the performance measures set forth in the Stock Incentive Plan that form the basis upon which the Board, or applicable Board Committee responsible for the administration of the Plan may issue Performance-Based Awards, as defined below. See "Performance-Based Awards and Performance Goals" below for a description of the performance measures.

As of the Record Date, stock options for 788,500 shares of Common Stock were outstanding under existing Company stock option plans. As of the Record Date, the weighted average exercise price of the 788,500 outstanding stock options under the plans was $7.11. On the Record Date, the closing price of the Common Stock reported on the Pink Sheets was $[ ] per share.

Because the vast majority of the outstanding stock options are at exercise prices substantially in excess of the current market price per share of the Common Stock, the Company would not expect the vast majority of its outstanding stock options to be exercised unless the market price per share of the Common Stock appreciates significantly in future periods. The Company does not intend to implement any stock option exchange or replacement program. If the Plan is approved, the Company will not issue any additional stock options or other awards under its existing stock option plans. Assuming no exercise of currently outstanding options, 708,500 options, or 89.9% of the currently outstanding options, will expire by December 31, 2008.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. Accordingly, the Board believes that the 2007 Stock Incentive Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The last sale price of the Common Stock on June [ ], 2007 was $[ ]. To date no options or other awards have been granted under the 2007 Stock Incentive Plan.

Participants

Participants in the Plan include any director, officer, employee or registered representative of the Company or any affiliate and any consultant to the Company who is selected by the committee administering the Plan to receive an award under the Plan. There are currently seven directors and six officers, and approximately 310 employees and approximately 70 registered representatives of PCS.

The following summary of the 2007 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Stock Incentive Plan, set forth as Exhibit C to this Proxy Statement. Capitalized terms used in the summary but not defined in it will have the meanings assigned to them in the 2007 Plan.

Awards

The 2007 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2007 Plan, (i) a total of 16,128,106 shares of Common Stock have been reserved for distribution pursuant to the 2007 Plan, and subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any participant under the 2007 Plan during any calendar year or part thereof shall not exceed 564,483 shares. The maximum number of shares of Common Stock with respect to which

Incentive Stock Options may be granted under the 2007 Plan shall be 16,128,106 shares. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Stock Incentive Plan

Administration

The 2007 Plan may be administered by the Board or a Committee (the "Committee") consisting of two or more members of the Board of Directors appointed by the Board. Each member of the Committee shall to the extent practicable, be "non-employee directors" for the purpose of Rule 16b-3 under the Exchange Act and, if practicable, shall also qualify as "outside directors" for the purpose of the performance-based compensation exception under Code Section 162(m) except to the extent that the Board determines that such compliance is not necessary or that it is not desirable or that it is not practicable. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The 2007 Plan will become effective upon its approval and adoption at the Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2007 Plan on or after the tenth anniversary of the Effective Date.

Eligibility and Participation

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options or other Awards under the 2007 Plan. In addition, Non-Qualified Stock Options and other Awards may be granted under the 2007 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the 2007 Plan shall be determined by the Board or the Committee, as the case may be.

A participant's right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2007 Plan. Participants may receive one or more Awards under the 2007 Plan.

Forms of Awards

Stock Options. The 2007 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. The Board or the Committee, as the case may be, shall determine those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2007 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2007 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2007 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

Under the 2007 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2007 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2007 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2007 Plan with more stringent provisions than those specified in the 2007 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2007 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2007 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2007 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2007 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Performance-Based Awards and Performance Goals.

Certain Awards made under the 2007 Plan may be granted so that they qualify as "performance-based compensation" (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as "Performance-Based Awards"). Under Code Section 162(m), The Company's tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the four most highly compensated executive officers (other than the Chief Executive Officer) exceeds $1 million in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Compensation Committee is comprised solely of two or more "outside directors" (as this term is used in Code Section 162(m) and the regulations thereunder). In addition, the Company must obtain stockholder approval of material terms of performance goals for such "performance-based compensation."

All Stock Options and certain Stock Awards, Performance Awards, and Stock Units granted under the Stock Incentive Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

The Board or Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Board or Committee, as the case may be, may specify, which may include or exclude any or all of the following items as the Board or Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant's Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Board or Committee may specify.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control.

All outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award and Other Stock-Based Award granted under the 2007 Plan shall lapse.

Termination of Employment. A participant whose employment is terminated for cause, as defined in the 2007 Plan, forfeits all Awards. The 2007 Plan provides for certain periods after termination of employment during which a participant may exercise a Stock Option if employment is terminated due to death or disability, normal retirement, or without cause, as defined in the 2007 Plan.

Unless otherwise provided in their Award, a participant whose employment is terminated for any reason, including, without limitation, retirement, other than for cause, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant.] The 2007 Plan's provisions relating to termination of employment may be modified at the discretion of the Board or Committee.

Term and Amendment. If the stockholders approve the 2007 Plan at this Meeting, the 2007 Plan will become effective as of October 1, 2007 and no award will be granted more than ten years after October 1, 2007. The Board may at any time, and from time to time, amend any of the provisions of the 2007 Plan, and may at any time suspend or terminate the 2007 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2007 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2007 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the 2007 Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the 2007 Plan may be amended to reduce the exercise price of the Stock Option.

                 SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2007 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options

Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called "alternative minimum tax" (referred to as "AMT"). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the

AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options

Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards

The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards

The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction

Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its Chief Executive Officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 4.

                                   PROPOSAL 5

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

On October 25, 2005, the Company engaged Sherb & Co., LLP ("Sherb") to serve as the Company's independent auditors for the year ending June 30, 2006 upon the approval of the Board of Directors. Sherb has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 2006. It is currently anticipated that Sherb will be selected by the Audit Committee of the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 2007. A representative of Sherb is expected be present at the Meeting with the opportunity to make a statement if he or she desires to do so and may be available to respond to appropriate questions.

Although action by the stockholders on this matter is not required, the Audit Committee believes it is appropriate to seek stockholder ratification of the appointment of independent registered public accounting firm to provide a forum for stockholders to express their views with regard to the Audit Committee's appointment. If the stockholders do not ratify the appointment of Sherb the selection of independent registered public accounting firms may be reconsidered by the Audit Committee; provided, however, that the Audit Committee retains the right to continue to engage Sherb. Notwithstanding the ratification of Sherb as the Company's independent registered public accounting firm for the year ending June 30, 2007, the Audit Committee retains the right to replace Sherb at any time without stockholder approval.

As previously reported in the Company's Form 8-K filed with the SEC on October 25, 2005 (the "Form 8-K"), the Company's prior independent auditors, Radin Glass & Co., LLP ("Radin Glass") resigned on October 25, 2005. As noted in the Form 8-K, during the fiscal year ended June 30, 2005 and for the interim period through October 25, 2005, there were no disagreements with Radin Glass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to Radin Glass' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Moreover, the audit reports of Radin Glass on the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 2005 and for the interim period through October 25, 2006, Radin Glass did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K.

However, as reported in the Form 8-K, in performing its audit of the Company's Consolidated Financial Statements for the fiscal years ended June 30, 2004 and 2005, Radin Glass notified the Board of Directors of several reportable conditions in internal controls under standards established by the American Institute of Certified Public Accountants ("AICPA"). Reportable conditions involve matters coming to the attention of the Company's auditors relating to significant deficiencies in the design or operation of internal controls that, in their judgment, could adversely affect the Company's ability to record, process, summarize, and report financial data consistent with the assertions of management in the Consolidated Financial Statements. Radin Glass stated that, while none of the items identified by them individually were individually a material weakness, the combined effect of these issues and the inability to produce timely accurate financial statements was a material weakness.

Although Radin Glass noted significant improvements in the structure of the accounting department, and designed its audit procedures to address the internal control matters in order to obtain reasonable assurance that the financial statements were free of material misstatement and to issue an unqualified audit report, certain of the internal control deficiencies noted by Radin Glass were noted in their internal control letter regarding the Company's Consolidated Financial Statements for Fiscal 2003 and 2004.

These significant deficiencies in the design and operation of the Company's internal controls included the needs to hire additional staffing and change the structure of the finance/accounting department, to provide better coordination and communication between the legal and finance/accounting departments and to provide training to existing and new personnel in SEC reporting requirements; the lack of integration of the general ledger system with other recordkeeping systems, and the need for formal control systems for journal entries and closing procedures; the need to document internal controls over financial reporting; the needs to form an independent audit committee, to form an internal audit department and to implement budget and reporting procedures; and the need to provide internal review procedures for schedules, SEC reports and filings prior to submission to the auditors and/or filing with the SEC.

While the Company implemented specific changes in its internal controls during the fourth quarter of Fiscal 2004, such as improvement in recording commissions earned and tax return billings, and regulatory filings filed within the prescribed due dates, such improvements were partially offset by declines in other areas. Subsequent to the filing of the Form 8-K, the Company worked to remediate the reportable conditions identified by Radin Glass, hired Christopher Kelly as general counsel on October 11, 2004, sought additional independent directors, hired additional staff in the finance department, including a Controller, and implemented enhanced procedures to accelerate improvement of the internal controls.

All of the above deficiencies in internal controls were remediated prior to June 30, 2006.

In performing its audit of the Company's Consolidated Financial Statements for fiscal 2006, Sherb notified the Company's Board of Directors of a material weakness in internal controls under standards established by the AICPA. As of June 30, 2006, the Company did not maintain effective controls over the completeness and accuracy of its legal and litigation reserves. Specifically, the Company did not have effective controls over estimating and monitoring the legal and litigation reserves recorded as a liability. This control deficiency resulted in a material amount of audit adjustments being recorded as a result of the fiscal 2006 annual audit. As of June 30, 2006, management believed that such control deficiency represented a material weakness in internal control over financial reporting that resulted in a reasonable likelihood that a material misstatement in the Company's financial statements would not be prevented or detected by the Company's employees in the normal course of performing their assigned functions. A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Sherb designed its audit procedures to address this control deficiency in order to obtain reasonable assurance that the Company's financial statements audited by it are free of material misstatement and to issue an unqualified audit report.

The Company continues its efforts to remediate these conditions and has and will continue to implement enhanced procedures to accelerate improvement of its internal controls. In this regard, during the three months ended March 31, 2007, the Company improved its controls over the completeness and accuracy of its legal litigation reserves by hiring Ted H. Finkelstein as general counsel on February 1, 2007 and implementing a stronger review process between the accounting and legal department regarding such reserves.

The following table sets forth the aggregate fees billed by Sherb & Co., LLP, for fiscal 2006 and Radin, Glass & Co., LLP for fiscal 2005 professional services rendered to the Company for the audit of the Company's annual financial statements for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years, and for other services rendered on behalf of the Company during those fiscal years. All of such fees were pre-approved by the Company's Board of Directors. The Company's policy is to pre-approve all audit and non-audit services subject to a de minimis exception for non-audit services of five percent of the total pre-approved amounts to be paid to outside auditors.

                                                  Fiscal 2006        Fiscal 2005
                                                  -----------        -----------

Audit Fees                                         $207,500           $230,000

Tax Fees                                           $ 40,000           $ 40,000

                               GENERAL INFORMATION
                              COST OF SOLICITATION

The Company will pay the cost of soliciting proxies. The Company has retained Corporate Stock Transfer, Inc. to solicit proxies, by telephone, in person or by mail, for a fee of approximately $715 plus certain expenses. In addition, certain officers and employees, who will receive no compensation for their services other than their regular salaries, may solicit proxies. The Company will also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of Gilman + Ciocia stock. Other proxy solicitation expenses that the Company will pay include those for preparing, mailing, returning and tabulating the proxies.

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in the year 2008 must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement and in accordance with applicable regulations of the SEC not later than ________, 2008 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

If a stockholder submits a proposal after the _______, 2008 deadline but still wishes to present the proposal at the Company's Annual Meeting of Stockholders (but not in the Company's proxy statement) for the fiscal year ending December 31, 2007, the proposal, which must be presented in a manner consistent with the Company's By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than ___________, 2008. If the Company does not receive notice by ________, 2008 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending June 30, 2007 to be held in 2008, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The board of directors (the "Board") of Gilman + Ciocia, Inc., a Delaware corporation (the "Company") hereby establishes the Audit Committee of the Board with the following purpose, authority, powers, duties and responsibilities.

I. Purpose

      The purpose of the Audit Committee is to represent and assist the Board of the Company in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the Company's financial reporting process, audits of financial statements and internal control system;

      o Review and appraise the audit efforts of the Company's independent registered public accounting firm (the "Independent Auditor") and internal finance department; and

      o Provide an open avenue of communication among the Independent Auditor, financial and senior management, the internal finance department, and the Board.

      The Audit Committee members are not required to be professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the Independent Auditor, nor can the Audit Committee certify that the Independent Auditor is "independent" under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the Independent Auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the Independent Auditor, taking into account the information it receives, discussions with the Independent Auditor, and the experience of the Audit Committee's members in business, financial and accounting matters.

      The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III.

II. Membership and Structure

      The Audit Committee shall consist of at least two directors determined by the Board to meet the director and audit committee member independence requirements and financial literacy requirements of the Securities Exchange Act of 1934 and any national securities exchange or national securities association on which the Company's securities are listed. At least one member of the Audit Committee must be financially sophisticated and an Audit Committee financial expert, as determined by the Board, pursuant to the requirements of Item 401(h) of Regulation S-K, as amended, and any national securities exchange or national securities association on which the Company's securities are listed, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company's current subsidiaries at any time during the past three years. Appointment to the Audit Committee and the designation of any Audit Committee members as "audit committee financial experts" shall be made on an annual basis by the full Board.

Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent, on at least a quarterly basis. When necessary or appropriate, the Audit Committee shall meet in executive session outside of the presence of any senior officer of the Company. The minutes of the Committee will be in writing and duly entered in the books of the Corporation. The minutes of the Committee will be circulated to all other members of the Board, redacted as may be determined necessary by the Chairman to excise any sensitive personnel information not otherwise material to the Board.

The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board. In fulfilling its responsibilities, the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

III. Responsibilities

      The Audit Committee:

      o is directly responsible for the appointment, compensation and oversight of the work of the Independent Auditor (including the resolution of disagreements between management and the Independent Auditor regarding financial reporting). The Independent Auditor shall report directly to the Audit Committee and have ultimate accountability to the Audit Committee.

      o reviews and updates this Charter of the Audit Committee, at least annually, as conditions dictate.

      o reviews and discusses with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the Independent Auditor and the Company or any other relationships that may adversely affect the independence of the Independent Auditor consistent with the Public Company Accounting Oversight Board Standards, as they may be modified or supplemented, and, based on such review, assesses the independence of the Independent Auditor.

      o reviews and discusses with the Independent Auditor annually the matters required to be discussed by Statement on Audited Standards ("SAS") 71, as it may be modified or supplemented.

      o establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the Independent Auditor, to the extent required by
            Section 202 of the Sarbanes-Oxley Act.

      o reviews and discusses with the Independent Auditor on a timely basis: (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the Independent Auditor's procedures with respect to interim periods.

      o reviews and discusses with the Independent Auditor on a timely basis: (a) all critical accounting policies and practices used by the Company; (b) alternative accounting treatments within generally accepted accounting principles in the United States ("GAAP") related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor; and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

      o reviews and discusses with the Independent Auditor on a timely basis the Independent Auditor's judgments as to the quality, not just the acceptability, of the Company's accounting principles, financial reporting processes, both internal and external, and such further matters as the Independent Auditor presents to the Audit Committee under GAAP.

      o discusses with the Company's officers and the Independent Auditor any quarterly earnings press releases, including any interim financial information and other disclosures included therein, reviews the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year.

      o reviews and discusses with the Company's officers and the Independent Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company's officers and the Independent Auditors.

      o reviews and discusses with the Company's officers the Company's major financial risk exposures and the steps the Company's officers have taken to monitor and control such exposures.

      o     reviews and approves related-party transactions.

      o reviews and discusses with the Independent Auditor and the Company's officers: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the Independent Auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

      o     reviews the use of auditors other than the Independent Auditor.

      o establishes procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      o establishes policies for the hiring of employees and former employees of the Independent Auditor.

      o establishes regular and separate systems of reporting to the Audit Committee by each of management and the Independent Auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

      o following completion of the annual audit, reviews separately with each of management and the Independent Auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      o reviews any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

      o reviews with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

      o ensures that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

      o reviews activities, organizational structure, and qualifications of the internal finance department.

      o reviews, with the Company's counsel, legal compliance matters, including corporate securities trading policies.

      o reviews, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

      o publishes the report of the Audit Committee required by the rules of the United States Securities and Exchange Commission to be included in the Company's annual proxy statement.

      o when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

      o performs any other activities consistent with this Charter of the Audit Committee, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IV. Advisors; Funding

      The Audit Committee shall have the authority to retain independent legal counsel and independent accountants and other advisors as it deems necessary and appropriate to carry out its duties and responsibilities hereunder. The Company shall provide appropriate funding, as determined by the Audit Committee, for (i) payment of compensation to the Independent Auditor employed by the Company to render or issue an audit report or to perform other audit, review or attest services of the Company and the advisors referred to in the immediately preceding sentence employed by the Audit Committee and (ii) payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                                                       EXHIBIT B

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                              GILMAN + CIOCIA, INC.

            --------------------------------------------------------
            Adopted in accordance with the provisions of Section 242
             of the General Corporation Law of the State of Delaware
            --------------------------------------------------------

            The undersigned, being a duly authorized officer of Gilman + Ciocia, Inc. (the "Corporation"), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

            FIRST: That the Certificate of Incorporation of the Corporation has been amended as follows by striking out the whole of Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

            "FOURTH: Capital Stock. The total number of shares of capital stock that this Corporation shall have authority to issue shall be Five Hundred Million One Hundred Thousand shares, of which Five Hundred Million (500,000,000) shares shall be par value $.01 per share Common Stock, and One Hundred Thousand (100,00) shall be par value $.001 per share Preferred Stock divided into such series and designations, and with voting powers, preferences, optional or other special rights, qualifications or restrictions of each thereof as shall be set forth in the resolution or resolutions providing for the issue of such Preferred Stock adopted by the Board of Directors of the Corporation without further consent or approval of the stockholders of the Corporation, which authority, without further consent or approval of the stockholders of the Corporation, is hereby granted."

            SECOND: That such amendment has been duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, I have signed this Certificate on ______________ , 2007.

                                                      GILMAN + CIOCIA, INC.


                                                      By:
                                                          ----------------------
                                                          Name:
                                                          Title:

                                                                       EXHIBIT C

                              Gilman + Ciocia, Inc.

                            2007 Stock Incentive Plan

Section 1. Purposes; Definitions.

      The purpose of the Gilman + Ciocia 2007 Stock Incentive Plan is to enable Gilman + Ciocia, Inc. (the "Company") to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Gilman + Ciocia, Inc.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means, with respect to any Person, (i) a manager or managing member if such Person is a limited liability company, a trustee if such Person is a trust, a general partner if such Person is a limited partnership,
(ii) a director or executive officer of such Person, (iii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any Person identified in (i) and (ii) hereof), and (iv) any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

      (b) "Board" means the Board of Directors of Gilman + Ciocia, Inc.

      (c) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

      (d) "Change of Control" shall have the meaning ascribed thereto in Section 10 below.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

      (f) "Committee" means any committee of the Board, which the Board may designate.

      (g) "Company" means Gilman + Ciocia, Inc., a corporation organized under the laws of the State of Delaware.

      (h) "Covered Employee" shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a "covered employee" within the meaning of
Section 162(m) of the Code.

      (i) "Deferred Restricted Stock Account" shall mean an account established under this Plan on behalf of a Participant which shall be credited with Stock Units (as defined in Section 6 below) as a result of such Participant's election to defer his/her Restricted Stock (and, if applicable, dividend equivalents with respect to such shares of Restricted Stock).

      (j) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

      (k) "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

      (l) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

      (n) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

      (o) "409A Change" shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the

Company immediately prior to such acquisition or acquisitions. The foregoing definition of "409A Change" shall be interpreted consistent with Code Section 409A and the Treasury regulations issued thereunder.

      (p) "409A Deferred Stock Award" shall mean a Deferred Stock award that is or has become subject to Section 409A of the Code.

      (q) "Identification Date" shall mean each December 31.

      (r) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of
Section 422 of the Code, or any successor thereto.

      (s) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (t) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

      (u) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

      (v) "Participant" shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock or an Other-Stock Based-Award under the Plan.

      (w) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

      (x) "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

      (y) "Plan" means this Gilman + Ciocia 2007 Stock Incentive Plan, as hereinafter amended from time to time.

      (z) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said
Section 6.

      (aa) "Retirement" means Normal Retirement or Early Retirement.

      (bb) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

      (cc) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

      (dd) "Specified Employee" means any Participant (as hereinafter defined) who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)). The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A. A Participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date. If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the Identification Date.

      (ee) "Stock" means the Common Stock of the Company, $.01 par value per share.

      (ff) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

      (gg) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

      (hh) "Unforeseen Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Section 2. Administration.

      The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and to the extent practicable, shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To the extent practicable, the members of the Committee shall each be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

      The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

      For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

            (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

            (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

            (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

            (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

            (vi) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise or purchase prices and/or containing other less favorable terms, and
(B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

      Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

      The Board or the Committee, as the case may be, may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or Committee, as the case may be.

      Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3. Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan shall be 16,128,106 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award, shall again be available for distribution under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

      Subject to the provisions of the immediately preceding paragraph, during any calendar year or part thereof (i) the maximum number of shares of Stock which may be granted or awarded under the Plan shall not exceed 3,225,621 shares, (ii) the maximum number of shares of Stock which may be granted, awarded or measured under the Plan to any individual Participant shall not exceed 564,483 shares of Stock, (iii) the maximum number of shares of Stock which may be granted or awarded under the Plan to the officers and directors of the Company or any of their respective Affiliates shall not exceed 1,612,810, provided, however, that such restriction under this subparagraph (iii) shall not apply to officers and directors of the Company who derive at least fifty percent (50%) of their cash compensation from the Company as sales commission. In addition, the maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 16,128,106 shares of Stock.

Section 4. Eligibility.

      Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

      The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

      (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

      Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

      (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

            (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

            (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

            (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

            (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

            (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

            (ix) Other Termination. Subject to the provisions of Section 13(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

            (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

            (xi) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

            (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6. Restricted Stock.

      (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

      (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

            (i) Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.


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

            (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

            (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

            (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

      (c) Restricted Stock Deferrals.

            (i) Deferral Agreement. A Participant who may be or has been awarded Restricted Stock by the Company may make a deferral election under the Plan by completing and submitting to the Company a written Stock Deferral Agreement provided by the Company during the enrollment period. The Stock Deferral Agreement must comply with the timing conditions of Section (ii) below. The


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

Stock Deferral Agreement shall indicate: (1) the number of shares of Restricted Stock a Participant elects to defer, (2) the disposition of dividend equivalents, and (3) the Participant's election of a payment schedule for his or her Deferred Restricted Stock Account. Notwithstanding any provision to the contrary in this Plan, a Participant's Deferred Restricted Stock Account is payable solely in shares of the Company's common stock (with any fractional share paid in cash). Dividend equivalent payments shall be made with respect to Stock Units, as defined in Section (iv) below, credited to a Participant's Deferred Restricted Stock Account in the amount that would have been paid (or reinvested) as a dividend if each Stock Unit were a share of common stock of the Company. Subject to the participant's election in Section 6(c)(i)(2) hereof, any such dividend equivalent shall be credited to the Participant's Deferred Restricted Stock Account. The number of Stock Units into which the dividend equivalents are converted shall be calculated based on the price per share of the Stock of the Company as of the date the dividend is paid.

            (ii) Timing of Stock Deferral Agreement. A deferral election relating to Restricted Stock will be invalid unless the election satisfies one of the following conditions:

                        (1) The election may be made at any time that is no
                            later than December 31 of the year prior to the year in which the Restricted Stock is granted or, with respect to Restricted Stock that is subject to a vesting period of at least twelve (12) months, the election made on or before the thirtieth (30th) day after the Participant is granted the Restricted Stock and further provided that the election is made at least twelve (12) months in advance of the earliest date on which the vesting period could expire. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of Restricted Stock unless such election complies with Code Section 409A and Treasury Regulations, IRS Rulings and IRS Notices issued thereunder (a "Pre-Grant Stock Deferral Election");

                        (2) The election may be made later than the time or
                            times set forth in (1) above, provided the deferral election period shall occur during the period which is at least twelve (12) months prior to the date on which the Restricted Stock becomes vested (a "Post-Grant Stock Deferral Election"). Any Post-Grant Stock Deferral Election must indicate a distribution date that is at least five (5) years later than the vesting date of the related Restricted Stock; or

                        (3) In the case of Restricted Stock that qualify as
                            performance-based under Code Section 409A, the election may be made no later than six (6) months prior to the vesting date of the Restricted Stock (a "Performance-Based Stock Deferral Election").


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

            (iii) Effect of Deferral Election. Except as provided in Section 6(c)(vi) regarding changing a payment schedule election, deferral elections are irrevocable.

            (iv) Additional Effect of Deferral Election on Restricted Stock.

      When a Participant makes a deferral election for Restricted Stock, such Participant shall continue to hold (or otherwise be credited with ownership of) the shares of Restricted Stock which are subject to the election, and remains able to exercise all rights of ownership accorded to him or her as the owner of unvested Restricted Stock with respect to such shares, as set forth in the Participant's underlying Restricted Stock award agreement, until the day immediately prior to the "vesting date" of such deferred Restricted Stock shares. During such period, any dividends declared with respect to such deferred Restricted Stock shares shall be distributed in accordance with the provisions of the plan pursuant to which the Restricted Stock is granted (e.g., paid in cash to the Participant or reinvested in Stock), as provided in the Company's Restricted Stock agreement.

      On the day immediately prior to the "vesting date" of the deferred Restricted Stock shares subject to the stock deferral election, such shares are deemed to be surrendered to the Company by the Participant, and exchanged for stock units ("Stock Units") which are simultaneously "deferred" (and credited to the Participant's Deferred Restricted Stock Account pursuant to provisions of the Plan).

            (v) Effect of FICA/FUTA Obligation. As of the applicable vesting date, Restricted Stock is subject to taxation under the Federal Insurance Contribution Act ("FICA") and the Federal Unemployment Tax Act ("FUTA"). The Company, without the Participant's consent, may satisfy the Company's withholding obligation for FICA and FUTA taxes payable by the Participant with respect to the Restricted Stock by withholding from the deferral and thus reducing the deferral amount.

            (vi) Changing Payment Schedule Election.

      With respect to the portion of a Participant's Account that is a Post-Grant Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time, but only if: (1) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (2) if such subsequent election relates to a payment not made on account of the Participant's death, disability or Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (3) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.


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

      With respect to the portion of a Participant's Account that is a Pre-Grant Stock Deferral Election or a Performance-Based Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time by filing a new Stock Deferral Agreement, provided such election is made in accordance with the paragraph above, or prior to the time at which the election to defer the Restricted Stock must be made pursuant to a Pre-Grant Stock Deferral Election (Section 6(c)(ii)(1)) or a Performance-Based Stock Deferral Election (Section 6(c)(ii)(3)), as applicable.

Section 7. Deferred Stock.

      (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

      (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

            (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

            (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 13(g) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.


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

            (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

            (v) In the event of an Unforeseen Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant's Deferred Stock.

            (vi) In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred Stock award.

            (vii) In the event of the Participant's Retirement, Disability, death, or a 409A Change, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive the limitations imposed hereunder (if any) with respect to a 409A Deferred Stock Award.

            (viii) A Participant and/or the Board or the Committee, as the case may be, may elect to defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"); provided however, that (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not made on account of the Participant's death, disability or Unforeseen Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

            (ix) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8. Other Stock-Based Awards.

      (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.


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

      (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

            (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

            (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

            (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

            (iv) In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

            (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 9. Performance-Based Awards.

      (a) In General. All Options and certain Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards may only qualify as Performance-Based Awards if they are granted by Committee at a time when the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder) ("Qualifying Committee").

      (b) Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.


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

      (c) Other Performance-Based Awards. Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

                        (1) the Qualifying Committee shall establish in writing
                            (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

                        (2) no Performance-Based Awards shall be payable to or
                            vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

                        (3) after the establishment of a performance goal, the
                            Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

      (d) Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions;


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

effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 10. Change of Control Provisions.

      (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

            (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

            (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

            (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

      (b) In the event of a "Change of Control" as defined in Section 10(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

            (i) all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

            (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant. Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to a 409A Deferred Stock Award or with respect to a Participant's Deferred Restricted Stock Account shall not lapse under this Section 10(b) unless the "Change of Control" qualifies as a 409A Change.

Section 11. Amendments and Termination.

      The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee's or Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 12. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 13. General Provisions.

      (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

      All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

      (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

      (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

      (g) A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

      (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate,


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

pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

      (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

      (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options,
Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

      (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

      (l) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

      (m) Notwithstanding anything in this Plan to the contrary, if the Participant is a Specified Employee and payment of his/her Deferrred Restricted Stock Account or Deferred Stock is being made on account of his/her separation from service, such payment shall be made not earlier than the sixth month anniversary of such Specified Employee's separation from service.

Section 14. Effective Date of Plan.

      The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 15. Term of Plan.

      No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.


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

                                      LOGO

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                              GILMAN + CIOCIA, INC.
                             MEETING OF STOCKHOLDERS
                                  July 20, 2007
                              10:30 A.M. LOCAL TIME
                                 BLANK ROME LLP
                              405 LEXINGTON AVENUE,
                            NEW YORK, NEW YORK 10174

                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF GILMAN + CIOCIA, INC.

I hereby appoint Ted H. Finkelstein, Katherine Travis and Dennis Conroy, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of Gilman + Ciocia, Inc. which I would be entitled to vote on all matters which may properly come before the Meeting of Stockholders of Gilman + Ciocia to be held at Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, on July 20, 2007 at 10:30 a.m., local time, or any adjournment or postponement of the Meeting.

THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTIONS INDICATED ON THE REVERSE SIDE OF THIS PROXY CARD, AND THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

I acknowledge receipt of Gilman + Ciocia's Notice of Meeting of Stockholders, dated _________, 2007, Proxy Statement and Annual Report.

See reverse for voting instructions.

--------------------------------------------------------------------------------

                                  VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to GILMAN + CIOCIA, INC.,
_____________________________________ ______________.


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

             GILMAN + CIOCIA'S BOARD OF DIRECTORS RECOMMENDS A VOTE
                  FOR ALL NOMINEES AND FOR PROPOSALS 2,3 AND 4:

1. Election of Nominees
   for Director:          01 Edward H. Cohen
                          02 James Ciocia
                          03 Michael Ryan
                          04 John F. Levy
                          05 Allan R. Page

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
|__________________________|

                             -- PLEASE FOLD HERE --

1. To approve the Proposed Financing Transaction
   |_| FOR      |_| AGAINST      |_| ABSTAIN

2. To approve the Restated Certificate of Incorporation.
   |_| FOR      |_| AGAINST      |_| ABSTAIN

3. To approve the Gilman Ciocia 2007 Stock Incentive Plan.
   |_| FOR      |_| AGAINST      |_| ABSTAIN

4. To ratify the appointment of Sherb & Co., Inc. as the Company's independent auditors for the fiscal year ending June 30, 2007
   |_| FOR      |_| AGAINST      |_| ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES AND PROPOSALS ABOVE. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Address Change? Mark Box |_| Indicate changes below: |_| Yes, I plan to attend the Annual Meeting of Stockholders

Date ________________________

------------------------------------



------------------------------------

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority.

Companies should provide full name of corporation and title of authorized officer signing the proxy.


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